UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             AMETRINE CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                                    74-3252949
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


   4 Berkowitz Street, Tel Aviv, Israel                      61180
  (Address of principal executive offices)                 (Zip Code)





      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|





       Securities Act registration file number to which this form relates:

                               File No. 333-153083

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share.
                                (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.         Description of Registrant's Securities to be Registered.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of securities" of the Prospectus included in the Registrant's Registration Statement filed with the Securities and Exchange Commission on August 19, 2008, and is incorporated herein by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.




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  Exhibit Number               Description

       a.1.                    Articles of Incorporation*
       b.                      Bylaws*
       c.                      Form of Share Certificate**



* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on August 19, 2008.

**    To be filed by amendment.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                              AMETRINE CAPITAL, INC.

Date: November 17, 2008                       By:   /s/ Lior Ostashinsky
                                                  -------------------------
                                             Name:      Lior Ostashinsky
                                             Title:     President

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                                  EXHIBIT INDEX



Exhibit Number             Description
--------------

      a.1.                 Articles of Incorporation*
      b.                   Bylaws*


* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on August 19, 2008.